                                                                    Exhibit 99.3



VOID AFTER 5:00 P.M. NEW YORK
TIME ON SEPTEMBER 8, 2000


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                             Right to Purchase 566,000 Shares of
                                          Common Stock, par value $.01 per share



Date: September 8, 1997


                          MOLTEN METAL TECHNOLOGY, INC.
                             STOCK PURCHASE WARRANT


       THIS CERTIFIES THAT, for value received, GEM Ventures Ltd. or its registered assigns, is entitled to purchase from Molten Metal Technology, Inc., a Delaware corporation (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, 566,000 (I.E., the number of shares equal to (a) .15 times (b) the aggregate (face) amount invested by the Purchasers divided by (c) the average of the Closing Bid Prices (as defined in the Certificate of Designations) (as herein defined) of the Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the Closing Date (as defined in the Securities Purchase Agreement (as herein defined))) fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), at an exercise price of $6.625 per share (the "EXERCISE PRICE") (I.E., the exercise price equal to 125% of the average of the Closing Bid Prices (as defined in the Certificate of Designations) of the Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the Closing Date). The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and any other warrants of the Company issued pursuant to the terms of that certain Warrant Agreement dated September 5, 1997 by the Company and GEM Ventures Ltd. For the purposes hereof: (i) "SECURITIES PURCHASE AGREEMENT" means that certain Securities Purchase Agreement dated as of September 5, 1997 between and among the Company




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and the Purchasers party thereto; (ii) "CERTIFICATE OF DESIGNATIONS" means the
Certificate of Designations filed with the Delaware Secretary of State pursuant to the Securities Purchase Agreement, in the form of Exhibit A to the Securities Purchase Agreement; and (iii) "PREFERRED STOCK" means the Company's Series A Convertible Participating Preferred Stock as contemplated by the Securities Purchase Agreement and the Certificate of Designations.

       The term "CLOSING BID PRICE" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof (the "HOLDER") if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "BLOOMBERG"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

       This Warrant is subject to the following terms, provisions, and conditions:

       1. MECHANICS OF EXERCISE. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7(f) hereof, this Warrant may be exercised as follows:

       (a) MANNER OF EXERCISE. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 7(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "EXERCISE AGREEMENT"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may reasonably designate by ten (10) business days' written notice to the Holder), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 11(c) below), delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above.




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

       (b) ISSUANCE OF CERTIFICATES. Subject to Section 1(c), certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "DELIVERY PERIOD"). The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

       (c) EXERCISE DISPUTES. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute only involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to an independent accounting firm of national standing (selected by the Holder) via facsimile within two (2) business days of receipt of the Exercise Agreement. The accountant shall audit the calculations and notify the Company and the converting Holder of the results no later than two
(2) business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

       (d) FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall instead round up to the next whole number the number of shares of Common Stock to be issued upon such exercise.

       (e) BUY-IN. If (i) the Company fails for any reason to deliver during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such Holder of shares of Common Stock (the "SOLD SHARES") as for which delivery such Holder anticipated using shares of Common Stock upon such exercise (a "BUY-IN"), the Company shall pay Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the net proceeds received by Holder from the sale of the Sold Shares. For example, if Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock sold for $10,000, the Company will be required to pay such Holder $1,000. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

       2. PERIOD OF EXERCISE. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 p.m., New York time on the third (3rd) anniversary of the date hereof (the "EXERCISE PERIOD").




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       3.     CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

              (a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances (other than restrictions on transfer, if any, imposed by federal and state securities laws).

              (b) RESERVATION OF SHARES. Subject to the obligations of the Company with respect to the Preferred Stock, during the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant. In the event that the Reserved Amount (as defined in the Certificate of Designations) shall, at any time, be less than 200% of the number of shares of Common Stock then issuable upon conversion of such Preferred Stock (without regard to any limitations on conversion with respect thereto), then the Company and each holder of this Warrant each agree that all shares of Common Stock reserved for issuance upon exercise of this Warrant shall, until such Reserved Amount again exceeds such 200% threshold for a period of ten consecutive days, automatically be reserved for issuance with respect to conversions of shares of Preferred Stock instead of with respect to exercises of this Warrant. The holders of such shares of Preferred Stock shall be third party beneficiaries of this paragraph.

              (c) LISTING. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon the Nasdaq National Market ("NASDAQ") or, if such shares of Common Stock are not so listed, on the Nasdaq Small Cap Market, the New York Stock Exchange, or the American Stock Exchange, and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

       4. ANTIDILUTION PROVISIONS. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

              (a)    [Intentionally deleted]



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

              (b)    [Intentionally deleted]

              (c) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

              (d) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

              (e) MAJOR TRANSACTIONS. If the Company shall consolidate with or merge into any corporation or reclassify its outstanding shares of Common Stock (other than by way of subdivision or reduction of such shares) (each a "MAJOR TRANSACTION"), then each holder of a Warrant shall thereafter be entitled to receive upon exercise of such Warrant the number of shares of stock or securities or property to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon exercise of such Warrant would have been entitled upon such Major Transaction had the holder of such Warrant exercised the Warrant on the date of consummation of such Major Transaction (without regard to any restrictions on the exercise of this Warrant either herein or otherwise) and had such Common Stock been issued and outstanding and had such holder been the holder of record of such Common Stock at the time of such Major Transaction, and the Company shall make lawful provision therefor as a part of such consolidation, merger or reclassification.

              (f) DISTRIBUTION OF ASSETS. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "DISTRIBUTION"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution (such determination to be made without regard to any limitations on exercise herein or elsewhere contained).





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              (g)    PURCHASE RIGHTS. If at any time after the Closing Date, the
Company issues any securities which are convertible into or exchangeable or exercisable for Common Stock or any rights to purchase stock, warrants, or other securities (the "Distributed Items"), in either case pro rata to the record holders of any class of Common Stock, then the Holder will be entitled to acquire, upon the terms applicable to such Distributed Items and at the time of issuance thereof, the aggregate number of the Distributed Items which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on conversion or exercise herein or elsewhere contained) immediately before the date on which a record is taken for such issuance of such Distributed Items, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such issue of such Distributed Items.

              (h) NOTICES OF ADJUSTMENT. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

              (i) MINIMUM ADJUSTMENT OF EXERCISE PRICE. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

              (j) NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall instead round up to the next whole number the number of shares of Common Stock to be issued upon such exercise.

              (k)    OTHER NOTICES. In case at any time:

                     (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

                     (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;



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                     (iii)  there shall be any capital reorganization of the
Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                     (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. To the extent not covered by (e), (f) or (g), such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                     (l) CERTAIN EVENTS. If, at any time after the initial issuance of this Warrant, any event occurs of the type contemplated by the adjustment provisions of this Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(h) hereof, and the Company's board of directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the Holder shall be neither enhanced nor diminished by such event.

                     (m)    CERTAIN DEFINITIONS.

                            "COMMON STOCK," for purposes of this Section 4,
includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

                     (n) PAR VALUE OF COMMON STOCK. Without limiting any of the Company's other obligations pursuant to this Warrant the Company agrees that it shall not take (or permit to



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be taken) any action which results, or any series of actions which result, in the par value of the Common Stock being greater than the exercise price for this Warrant as then in effect (or which would be in effect after giving effect to such action or series of actions).

       5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder of such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

       6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

       7.     TRANSFER, EXCHANGE, REDEMPTION AND REPLACEMENT OF WARRANT.

              a. RESTRICTION ON TRANSFER. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of the Warrant Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of September 5, 1997, by and among the Company and the other signatories thereto (the "REGISTRATION RIGHTS AGREEMENT").

              b. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 7(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

              c. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory



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in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrants, in the form hereof, in such denominations as Holder may request.

              d. CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

              e. WARRANT REGISTER. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

              f.     ADDITIONAL RESTRICTION ON EXERCISE OR TRANSFER.

                     (i) Notwithstanding anything to the contrary contained herein, the Warrants shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder would beneficially own in excess of 4.9% of the shares of Common Stock. To the extent the above limitation applies, the determination of whether the Warrants shall be exercisable (vis-a-vis other securities owned by Holder) and of which Warrants shall be exercisable (as among Warrants) shall be in the sole discretion of the Holder and submission of the Warrants for exercise shall be deemed to be the Holder's determination of whether such Warrants are exercisable (vis-a-vis other securities owned by Holder) and of which warrants are exercisable (among Warrants), in each case subject to such aggregate percentage limitation. No prior inability to exercise Warrants pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The provisions of this paragraph may be waived and/or implemented in a manner otherwise than strictly in conformity with the foregoing provisions of this paragraph (i) with the approval of the Board of Directors of the Company and the Holder of this Warrant: (i) with respect to any matter to cure any ambiguity herein, to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended 4.9% beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 4.9% limitation; and (ii) with respect to any other matter, with the further consent of the holders of a majority of the then outstanding shares of Common Stock. In addition, the provisions of this paragraph (i) may be waived by Holder upon ninety (90) days prior written notice from Holder to the Company. The limitations contained in this paragraph shall apply to a successor holder of Warrants if, and to the



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extent, elected by such successor holder concurrently with its acquisition of such Warrants, such election to be promptly confirmed in writing to the Company (provided no transfer or series of transfers to a successor holder or holders shall be used by a Holder to evade the limitations contained in this paragraph).

                     (ii) Prior to Shareholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by the Nasdaq National Market, in no event shall the total number of shares of Common Stock issued upon exercise of the Warrants, when taken together with Common Stock to be issued upon full conversion of the Preferred Stock, exceed the maximum number of shares of Common Stock that the Company can without stockholder approval issue pursuant to Nasdaq Rule 4460(i) (or any successor rule) (the "CAP AMOUNT"), which, as of the date of issuance of the Warrant, shall be 4,731,557 shares. The Company and the holder of this Warrant agree that the Cap Amount shall be allocated pro-rata to the holders of Preferred Stock and so long as the Cap Amount is in existence, this Warrant shall not be exercisable without the prior written consent of two-thirds in interest of the then outstanding shares of Preferred Stock. The holders of shares of Preferred Stock shall be third party beneficiaries of this paragraph.

       8. REGISTRATION RIGHTS. The initial holder of this Warrant (and certain assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in that certain Registration Rights Agreement.

       9. NOTICES. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

              If to the Company:

              Molten Metal Technology, Inc.
              400-2 Totten Pond Road
              Waltham, MA 02154
              Fax: (617) 487-7870
              Attention: Chief Financial Officer
                         General Counsel

              with a copy to:

              Bingham, Dana & Gould LLP
              150 Federal Street
              Boston, MA 02110
              Fax: (617) 951-8736
              Attention: John R. Utzschneider, Esq.



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and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9.

       10. GOVERNING LAW; JURISDICTION. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company and the holder of this Warrant each irrevocably consents to the jurisdiction of the United States federal courts located in the State of Delaware in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the holder of this Warrant each irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and the holder of this Warrant each agrees that service of process upon the Company or such Holder mailed by first class mail shall be deemed in every respect effective service of process upon the Company or such Holder in any such suit or proceedings. Northing herein shall affect the Holder's or the Company's right to serve process in any other manner permitted by law. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

       11.    MISCELLANEOUS.

              a. AMENDMENTS. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder.


              b. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

              c. CASHLESS EXERCISE. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "CASHLESS EXERCISE"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock (as defined below) and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock. For purposes of this Warrant, the term "Market Price," as of any date, (i) means the average of the closing bid prices for the shares of Common Stock as reported to Nasdaq for the five (5) trading days immediately preceding such date, or (ii) if the Nasdaq is not the principle trading market for the Common Stock, the average




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

of the last reported bid prices on the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there are no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

              d. ASSIGNABILITY. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.



                                      * * *

       IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



                                        MOLTEN METAL TECHNOLOGY, INC.

                                            /s/ Benjamin T. Downs
                                        By:____________________________________

                                              Benjamin T. Downs
                                        Name:__________________________________

                                               Executive Vice President and
                                               Chief Financial Officer
                                        Title:_________________________________

                                    EXHIBIT 1

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

       The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of Molten Metal Technology, Inc., a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant, and [herewith makes payment of the Exercise Price with respect to such shares in full/ elects to effect a Cashless Exercise pursuant to the terms of the Warrant], all in accordance with the conditions and provisions of said Warrant.

       (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

       (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s)) at the address (or addresses) set forth below:



Date:_____________                           __________________________________
                                             Signature of Holder

                                             __________________________________
                                             Name of Holder (Print)

                                             Address:
                                             __________________________________

                                             __________________________________

                                    EXHIBIT 2

                               FORM OF ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

NAME OF ASSIGNEE                    ADDRESS                       NO. OF SHARES


, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of



                                   Name:_____________________________________

                                   Signature:________________________________
                                             Title of Signing Officer or Agent
                                             (if any):
                                                     ________________________

                                             Address:________________________

                                                     ________________________

                                             Note: The above signature should
                                                   correspond exactly with the
                                                   name on the face of the
                                                   within Warrant.